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                                                                   Exhibit 23.3


                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the incorporation by reference in this registration statement on Form S-8, to be filed on or around June 27, 1997, of our reports dated February 20, 1997, included in MFS Communications Company, Inc.'s Form 10-K for the year ended December 31, 1996, and to all references to our Firm in this registration statement.



                                                    ARTHUR ANDERSEN LLP


Omaha, Nebraska,
June 26, 1997